Exhibit 99.1

Avalon GloboCare Announces 1-for-15 Reverse Stock Split as Part of Nasdaq Compliance Plan

FREEHOLD, N.J., October 24, 2024 (GLOBE NEWSWIRE) – Avalon GloboCare Corp. (“Avalon” or the “Company”) (NASDAQ: ALBT), a developer of innovative precision diagnostics and laboratory services, today announced that it will effect a 1-for-15 reverse split (“reverse split”) of its common shares that will become effective on October 28, 2024. The Company expects that the reverse stock split will allow the Company to regain compliance with the $1.00 minimum bid price requirement of the Nasdaq Capital Market.

Avalon GloboCare’s common shares will continue to trade on Nasdaq under the symbol “ALBT” and will begin trading on a split-adjusted basis when the market opens on October 28, 2024. The new CUSIP number for the common shares following the reverse split will be 05344R302. The reverse split will reduce the number of outstanding shares of the Company’s common shares from approximately 16.0 million shares to approximately 1.1 million shares.

“This reverse stock split is a strategic step towards regaining compliance with Nasdaq’s listing requirements,” stated David Jin, M.D., Ph.D., President and Chief Executive Officer of Avalon GloboCare. “It will allow us to continue to execute on our business goals and position Avalon GloboCare for long-term growth and success. We remain committed to delivering value to our shareholders through our innovative precision diagnostics and laboratory services."

About Avalon GloboCare Corp.

Avalon GloboCare Corp. (NASDAQ: ALBT) is a commercial stage company dedicated to developing and delivering innovative, transformative, precision diagnostics and clinical laboratory services. Avalon is working to establish a leading role in the innovation of diagnostic testing, utilizing proprietary technology to deliver precise, genetics-driven results. The Company also provides laboratory services, offering a broad portfolio of diagnostic tests, including drug testing, toxicology, and a broad array of test services, from general bloodwork to anatomic pathology, and urine toxicology. For more information about Avalon GloboCare, please visit www.avalon-globocare.com.

For the latest updates on Avalon GloboCare’s developments, please follow our twitter at @avalongc_avco

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will”, “anticipate”, “estimate”, “expect”, “should”, “may”, and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, including statements regarding the ability to enter into a definitive agreement, as well as the Company’s commercialization, distribution and sales of its products and the ability to compete with other similar products. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission located at their website (http://www.sec.gov), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Form 8-Ks filed or furnished with the SEC. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

Contact Information:

Avalon GloboCare Corp.

4400 Route 9, Suite 3100

Freehold, NJ 07728

PR@Avalon-GloboCare.com

Investor Relations:

Crescendo Communications, LLC

Tel: (212) 671-1020 Ext. 304

albt@crescendo-ir.com